UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

(Exact name of registrant as specified in its charter)

Texas	333-174226	38-3769404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11451 Katy Freeway, Suite 500

Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (281) 598-8600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendments to Credit Agreement

On December 21, 2012, Black Elk Energy Offshore Operations, LLC (the “Company”) entered into a Fourth Amendment to Credit Agreement and Other Loan Documents (the “Fourth Amendment to Credit Agreement”) by and among the Company, the Guarantors party thereto, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto. Effective December 21, 2012, the Fourth Amendment to Credit Agreement extends the maturity date of the Credit Agreement, dated December 24, 2010, by and among the Company, the Guarantors party thereto, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto, as amended (the “Credit Agreement”), from December 24, 2013 to January 15, 2014.

On January 31, 2013, the Company entered into a Sixth Amendment to Credit Agreement (the “Sixth Amendment to Credit Agreement”) by and among the Company, the Guarantors party thereto, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto. Effective January 31, 2013, the Sixth Amendment to Credit Agreement reduces the borrowing base under the Credit Agreement from $70 million to $61 million.

On February 22, 2013, the Company entered into a Limited Waiver and Seventh Amendment to Credit Agreement (the “Seventh Amendment to Credit Agreement”) by and among the Company, the Guarantors party thereto, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto. Effective February 22, 2013, the Seventh Amendment to Credit Agreement (i) provides a limited waiver of (A) the Company’s non-compliance with certain financial covenants as of and for the fiscal quarter ended December 31, 2012 and (B) the Company’s violation of certain provisions of the Credit Agreement relating to the unwind of certain hedges executed under the BP Swap Agreement (as such term is defined in the Credit Agreement), (ii) extends the effectiveness of the $61 million borrowing base and the scheduled redetermination until April 15, 2013, (iii) adds affirmative covenants requiring the Company to furnish on a weekly basis (A) updated cash flow projection, (B) updated accounts payable and accounts receivable aging schedules and (C) daily production reports for the prior week, (iv) adds an affirmative covenant that the Company receive certain specified capital contributions from Platinum Partners Black Elk Opportunities Fund LLC, and (v) revises the definition of “Event of Default” to include non-compliance with new affirmative covenants.

Amendments to Letter of Credit Facility Agreement

On December 21, 2012, the Company entered into a Sixth Amendment to Letter of Credit Facility Agreement and Amendment to Other Loan Documents (the “Sixth Amendment to LC Credit Agreement”) by and among the Company, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders. Effective February 22, 2013, the Sixth Amendment to LC Credit Agreement extends the maturity date of the Letter of Credit Agreement, dated December 24, 2010, by and among the Company, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders, as amended (the “LC Credit Agreement”), from March 24, 2014 to June 22, 2014. The prior maturity date had been extended to March 24, 2014 pursuant to that certain Fifth Amendment to Letter of Credit Facility Agreement and Amendment to Other Loan Documents, effective as of December 21, 2012, by and among the Company, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders.

Amendment to Purchase and Sale Agreement

On December 19, 2012, the Company entered into a Third Amendment to Purchase and Sale Agreement (the “Third Amendment”) by and between W&T Offshore, Inc. (“W&T”) and the Company. Pursuant to the Third Amendment, the Company caused performance bonds (the “ARGO Bonds”) in an aggregate amount of $32.6 million to be issued by Argonaut Insurance Company to W&T to guaranty the Company’s performance of certain plugging and abandonment obligations. Upon receipt of the ARGO Bonds, W&T (i) released its rights to any money held in an escrow account established to secure the Company’s performance of certain plugging and abandonment obligations with respect to certain operated properties (the “Operated Escrow Account”), (ii) released the security interest and deposit account control agreement formerly securing its rights in the Operated Escrow Account and (iii) authorized the escrow agent to release such funds from the Operated Escrow Account to or at the direction of the Company. In addition, the Company and W&T agreed that until the funding of an escrow account established to secure the Company’s performance of certain plugging and abandonment obligations with respect to certain non-operated properties is complete, the Company may not obtain reductions of the ARGO Bonds under any circumstances without W&T’s consent.

The foregoing descriptions of the waivers and amendments to the Credit Agreement, the LC Credit Agreement and the Purchase and Sale Agreement with W&T are general descriptions and are qualified in their entirety by reference to the full text of each such waiver or amendment, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Fourth Amendment to Credit Agreement and Other Loan Documents, effective as of December 21, 2012, by and among the Company, the Guarantors party thereto, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto.

10.2	Sixth Amendment to Credit Agreement, effective as of January 31, 2013, by and among the Company, the Guarantors party thereto, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto.

10.3	Limited Waiver and Seventh Amendment to Credit Agreement, effective as of February 22, 2013, by and among the Company, the Guarantors party thereto, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto.

10.4	Fifth Amendment to Letter of Credit Facility Agreement and Amendment to Other Loan Documents, effective as of December 21, 2012, by and among the Company, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders.

10.5	Sixth Amendment to Letter of Credit Facility Agreement and Amendment to Other Loan Documents, effective as of February 22, 2013, by and among the Company, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders.

10.6	Third Amendment to Purchase and Sale Agreement, dated December 19, 2012, by and between W&T Offshore, Inc. and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2013

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:	/s/ John Hoffman
	Name:	John Hoffman
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Fourth Amendment to Credit Agreement and Other Loan Documents, effective as of December 21, 2012, by and among the Company, the Guarantors party thereto, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto.

10.2	Sixth Amendment to Credit Agreement, effective as of January 31, 2013, by and among the Company, the Guarantors party thereto, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto.

10.3	Limited Waiver and Seventh Amendment to Credit Agreement, effective as of February 22, 2013, by and among the Company, the Guarantors party thereto, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto.

10.4	Fifth Amendment to Letter of Credit Facility Agreement and Amendment to Other Loan Documents, effective as of December 21, 2012, by and among the Company, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders.

10.5	Sixth Amendment to Letter of Credit Facility Agreement and Amendment to Other Loan Documents, effective as of February 22, 2013, by and among the Company, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders.

10.6	Third Amendment to Purchase and Sale Agreement, dated December 19, 2012, by and between W&T Offshore, Inc. and the Company.